[LOGO]
AllianceBernstein(SM)
Investment Research and Management

                                               THE ALLIANCEBERNSTEIN VALUE FUNDS
                                      - AllianceBernstein Disciplined Value Fund
                                        - AllianceBernstein Small Cap Value Fund
--------------------------------------------------------------------------------

Supplement dated November 1, 2004 to the Prospectus dated March 1, 2004 of The AllianceBernstein Value Funds offering shares of the above-referenced funds. You should read this Supplement in conjunction with the Prospectus.

AllianceBernstein Disciplined Value Fund (to be renamed AllianceBernstein Focused Growth & Income Fund)

Effective December 15, 2004 the AllianceBernstein Disciplined Value Fund's name will change. The Fund's new name will be "AllianceBernstein Focused Growth & Income Fund." On and after December 15, 2004, all references to
"AllianceBernstein Disciplined Value Fund" in the Prospectus will be deemed to be references to "AllianceBernstein Focused Growth & Income Fund."

AllianceBernstein Small Cap Value Fund (to be renamed AllianceBernstein Small/Mid Cap Value Fund)

Effective February 1, 2005 the AllianceBernstein Small Cap Value Fund's name will change. The Fund's new name will be "AllianceBernstein Small/Mid Cap Value Fund." On and after February 1, 2005, all references to "AllianceBernstein Small Cap Value Fund" in the Prospectus will be deemed to be references to "AllianceBernstein Small/Mid Cap Value Fund."

In connection with its name change, the Fund is adopting, effective February 1, 2005, a new policy. This policy is described in the disclosure changes that follow.

The following disclosure replaces, as of February 1, 2005, the first sentence of "RISK/RETURN SUMMARY -- AllianceBernstein Small Cap Value Fund -- Principal Investment Strategies and Risks."

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization companies.

Effective February 1, 2005, the following disclosure replaces the second and third sentences of the third paragraph of "RISK/RETURN SUMMARY --
AllianceBernstein Small Cap Value Fund -- Principal Investment Strategies and Risks."

The Fund's investments in small- to mid-capitalization companies tend to be more volatile than investments in companies with larger capitalizations. Investments in small-capitalization companies tend to be more volatile than investments in mid- or large-capitalization companies. The Fund's investments in small- to mid-capitalization companies may have additional risks because these companies tend to have limited product lines, markets, or financial resources.

Effective February 1, 2005, the following disclosure replaces the first paragraph of "DESCRIPTION OF THE FUNDS -- AllianceBernstein Small Cap Value Fund."

AllianceBernstein Small/Mid Cap Value Fund seeks long-term growth of capital. In seeking to achieve its objective, the Fund invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the equity securities of small- to mid-capitalization companies. This policy will not be changed without 60 days' prior written notice to shareholders. For purposes of this policy, net assets include any borrowings for investment purposes, and "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between:

     o the market capitalization of the smallest company in the Russell 2500 Value Index; and

     o the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index.

Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of September 30, 2004, there were approximately 1,650 small- to mid-capitalization companies, representing a market capitalization range from approximately $88 million to approximately $5 billion. The Fund's investment policies emphasize investments in companies that Bernstein determines are undervalued, using a fundamental value approach.

For more information, please call your financial adviser or visit our website at www.AllianceBernstein.com.

You should retain this Supplement with your Prospectus for future reference.


--------------------------------------------------------------------------------
(SM) This mark is used under license from the owner, AllianceBernstein Investment Research and Management, Inc.

                                                               ABVALUEPROSUP1104